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                                                                   EXHIBIT 21.01

                          VERITAS SOFTWARE CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT

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                                                                        JURISDICTION
LEGAL NAME                                                            OF INCORPORATION
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
VERITAS Operating Corporation                                             Delaware
VERITAS Software Investment Company                                       Delaware
VERITAS Software Technology Corporation                                   Delaware
VERITAS Software Technology Holding Corporation                           Delaware
The Kernel Group Incorporated                                             Delaware
VERITAS Travel, LLC                                                       Delaware
Jareva Technologies, Inc.                                                 Delaware
THE KERNEL GROUP SPRL                                                     Belgium
VERITAS Software France SA                                                France
VERITAS Software Holdings Ltd.                                            Ireland
Armour Software Ltd.                                                      Cyprus
VERITAS Software International Limited                                    Ireland
VERITAS Software Limited                                                  United Kingdom
VERITAS Software Global Corporation                                       Delaware
VERITAS Software Global Holdings LLC                                      Delaware
TELEBACKUP HOLDINGS, INC.                                                 Delaware
TELEBACKUP EXCHANGECO INC.                                                Canada
NEW TELEBACKUP SYSTEMS INC.                                               Canada
VERITAS Software Argentina S.A.                                           Argentina
VERITAS Software PTY Ltd.                                                 Australia
VERITAS Software GmbH                                                     Austria
VERITAS FSC, INC.                                                         Barbados
VERITAS Software Corporation Belgium S.A.                                 Belgium
VERITAS Software do Brasil Ltda                                           Brazil
Veritas Software Cayman Ltd.                                              Caymans
VERITAS Software (Canada) Inc. - Logiciel VERITAS (Canada) Inc.           Canada
VERITAS Software Corporation ApS                                          Denmark
VERITAS Software Finland Oy                                               Finland
Prassi Europe SAS                                                         France
VERITAS Software GmbH                                                     Germany
VERITAS Software Hong Kong Limited                                        Hong Kong
VERITAS Software India PVT. LTD.                                          India
VERITAS Software Solutions Private Limited                                India
VERITAS Software Israel Limited                                           Israel
VERITAS Software Corporation Italy S.R.L.                                 Italy
VERITAS Software K.K.                                                     Japan
VERITAS Software Korea Ltd                                                Korea
VERITAS Software Malaysia SDN.BHD.                                        Malaysia
VERITAS Software Mexico S.A. de C.V.                                      Mexico
VERITAS Software Benelux B.V.                                             Netherlands
VRTS Software Corporation AS                                              Norway
Veritas Software Poland SpZ                                               Poland
VERITAS Software Singapore Pte Ltd.                                       Singapore
VERITAS Software Corporation S.L.                                         Spain
VERITAS Software Corporation Sweden AB                                    Sweden
VERITAS Software GmbH                                                     Switzerland
VERITAS Software (Thailand) Limited                                       Thailand
VERITAS Software CANADA SUPPORT CO.                                       Canada
VERITAS Software Greater China Region Limited                             Hong Kong
VERITAS Software New Hong Kong Limited                                    Hong Kong
Veritas Software New Zealand Limited                                      New Zealand
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